UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a party other than the Registrant    ☒
Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒   Definitive Additional Materials
☐   Soliciting Material under § 240.14a-12
Athira Pharma, Inc.

(Name of Registrant as Specified In Its Charter)

Richard A. Kayne
Richard and Suzanne Kayne Living Trust U/T/D 01/14/1999
Kayne Family Partnership, L.P.
Kayne 2010 Children’s Trust F/B/O Jennifer L. Kayne-Ehrlich
Kayne 2010 Children’s Trust F/B/O Maggie B. Kayne
Kayne 2010 Children’s Trust F/B/O Saree M. Kayne
KA-Sabes Investments, LLC
KA-Sabes Investments II, LLC
Tanner K. Ehrlich
George W. Bickerstaff, III

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐   Fee paid previously with preliminary materials.
☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

On April 22, 2022, the Participants (as defined below) launched a website to communicate with the stockholders of Athira Pharma, Inc. (“Athira” or the “Company”).  The website address is SaveAthira.com.  Certain solicitation materials posted by the Participants to SaveAthira.com on April 22, 2022 are also attached as Exhibit 99.2.
Additionally, on April 22, 2022, copies of written correspondence between Mr. Kayne and the board of directors of the Company (the “Board of Directors” or the “Board”) or certain members of the Board, as well as copies of written correspondence between Mr. Kayne and his representatives and the Company were posted to SaveAthira.com and are attached as Exhibits 99.3, 99.4, 99.5, 99.6, 99.7 and 99.8 (collectively, the “Correspondence”).  The testimonial of Dr. Joseph W. Harding, co-founder of the Company and former PhD thesis advisor to Dr. Leen Kawas, dated March 29, 2022 (the “Testimonial”), which was previously filed on April 13, 2022 with the U.S. Securities and Exchange Commission (the “SEC”) as Exhibit 99.1 to the Form DFAN14A of the Participants, was also posted to SaveAthira.com on April 22, 2022 and is incorporated herein by reference. The Participants may use the Correspondence and the Testimonial as part of their solicitation of proxies in connection with the 2022 annual meeting of stockholders of the Company.
Disclaimer
The views expressed in the solicitation materials referenced herein and/or attached hereto represent the opinions of Richard A. Kayne and certain of his affiliates (collectively, the “Kayne Entities”) that hold shares of the Company and are based on publicly available information with respect to the Company.  The Kayne Entities and the other participants in the Kayne Entities’ solicitation are collectively referred to herein as the “Participants”.  The Participants recognize that there may be confidential information in the possession of the Company that could lead it or others to disagree with their conclusions.  The Participants reserve the right to change any of their opinions expressed in any of the solicitation materials at any time as they deem appropriate.
The solicitation materials are provided merely as information and are not intended to be, nor should they be construed as, an offer to sell or a solicitation of an offer to buy any security.  The solicitation materials do not constitute a recommendation to purchase or sell any security.  Each of the Kayne Entities beneficially owns, and/or has an economic interest in, securities of the Company.  It is possible that there will be developments in the future that cause the Kayne Entities from time to time to sell all or a portion of their holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls or other derivative instruments relating to such shares.
Although the Participants believe the statements made in the solicitation materials are substantially accurate in all material respects and do not omit to state material facts necessary to make those statements not misleading, the Participants make no representation or warranty, express or implied, as to the accuracy or completeness of those statements or any other written or oral communication any of them may make with respect to the Company and any other companies mentioned, and the Participants expressly disclaim any liability relating to those statements or communications (or any inaccuracies or omissions therein).  Thus, shareholders and others should conduct their own independent investigation and analysis of such statements and communications and of the Company and any other companies to which those statements or communications may be relevant.
The solicitation materials may contain links to articles and/or videos (collectively, “Media”).  The views and opinions expressed in such Media are those of the author(s)/speaker(s) referenced or quoted in such Media and, unless specifically noted otherwise, do not necessarily represent the opinions of the Participants.
The Participants have not sought or obtained consent from any third party to use any statements or information contained in the solicitation materials. Any such statements or information should not be viewed as indicating the support of such third party for the views expressed herein or therein. All trademarks and trade names used in any solicitation materials are the exclusive property of their respective owners.
Additional Information
On April 11, 2022, Mr. Kayne, together with the other Participants, filed a definitive proxy statement (the “Definitive Proxy Statement”) and an accompanying BLUE proxy card with the SEC to solicit votes for the election of their slate of highly qualified director nominees at the 2022 annual meeting of the stockholders of the Company.
THE PARTICIPANTS STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER PROXY MATERIALS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION ABOUT THE IDENTITY OF THE PARTICIPANTS IN THE SOLICITATION AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS THEREIN.  THE DEFINITIVE PROXY STATEMENT AND SUCH OTHER PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV AND ARE ALSO AVAILABLE AT NO CHARGE ON REQUEST FROM THE PARTICIPANTS’ PROXY SOLICITOR, HARKINS KOVLER, LLC AT (800) 339-9883 OR VIA EMAIL AT ATHA@HARKINSKOVLER.COM.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements contained in the solicitation materials are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond the Participants’ control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements.
Important factors that could cause actual results to differ materially from the expectations set forth herein include, among other things, the factors identified in the Company’s public filings. Such forward-looking statements should therefore be construed in light of such factors, and the Participants are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Exhibits
99.1	Testimonial of Dr. Joseph Harding, dated March 29, 2022, which was previously filed with the SEC on April 13, 2022 as Exhibit 99.1 to the Participants’ Form DFAN14A dated April 13, 2022.
99.2	Solicitation materials posted to SaveAthira.com on April 22, 2022.
99.3	Letter, dated March 7, 2022, from Richard A. Kayne to the independent directors of Athira Pharma, Inc.
99.4	Letter, dated March 8, 2022, from Richard A. Kayne to Athira Pharma, Inc.
99.5	Letter, dated March 11, 2022, from the Board of Directors of Athira Pharma, Inc. to Richard A. Kayne.
99.6	Letter, dated March 13, 2022, from representatives of Richard A. Kayne to representatives of Athira Pharma, Inc.
99.7	Letter, dated March 25, 2022, from Kelly A. Romano, Chairwoman of the Board of Directors of Athira Pharma, Inc., to Richard A. Kayne.
99.8	Letter, dated April 12, 2022, from Richard A. Kayne to Athira Pharma, Inc.